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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 2, 2001
                                                         ---------------

                             BACK YARD BURGERS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         1-12104                                    64-0737163
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(Commission File Number)                         (I.R.S. Employer
  Identification No.)

           1657 SHELBY OAKS DR. N. STE. 105, MEMPHIS, TENNESSEE 38134
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                (Address of principal executive offices)     (Zip Code)


                                 (901) 367-0888
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     Attached hereto as Exhibit 99 is a copy of Back Yard Burgers, Inc.'s press release dated January 2, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1 Press Release dated January 2, 2001 of Back Yard Burgers, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BACK YARD BURGERS, INC.



Date:  January 2, 2001              By: /s/ Michael G. Webb
                                        ----------------------------------------
                                        Michael G. Webb, Chief Financial
                                        Officer